The Universal Features of the Deregulation Transition Dr. George Backus Policy Assessment Corporation Denver, Colorado & Cambridge, England Telephone: 303-467-3566 Email: George_Backus@Energy2020.com Keynote Address: 1998 ELCON seminar October 15, 1998

A Perspective On Deregulation Living the UK Experience (Customer and Industry/Government/Academic Consultant) Deregulation Analysis With Commissions/Utilities in US States, Canadian Provinces and Brazil Deregulation of US Oil & Gas, US/CN GHG Policy 1986 Vintage US Simulation of UK Eastern Europe, Canada, All North America, and South America Views

Basis of Statements (Computer Simulation) Various Regulatory/ISO Regimes and Rules Separate Utilities Into Distribution, Transmission, Marketing/Trading and Generation Business Units Customer Behavior by Class and Usage Environmental Impacts Local Economy Impacts Market Power, Merger/Acquisition, Takeover, Gaming, and Price Volatility Dynamics Tested in UK, Australia, South America, US

Insights from Deregulation Delineate Improbable From Probable Deregulation Is Opposite of Regulation All Humans Hate Change The Impacts Take Time and Rules Re-change With Changing Economic Pressures There Is a TRANSITION From Regulated to Deregulated Market Distortions Are Inevitable but Better Under Deregulation. The More "Rules," the More Distortions The Details Change but the Underlying Mechanisms Are Global and Temporally Universal

Dynamic Phases of Deregulation Transition Control Massive Market Deregulation System Divestiture Market Gaming Reregulation Massive Consolidation (5-6 Years: Start to Finish)

Phase 1 - Transitional Market Timing and Cause Price or Financial Shocks (Customer,Utility or Govt. Backlash) Customer Rumors but No Noticeable Change Protect or Improve Own Status-Quo Regulator Physically Impossible Rules Not Seen As Standing in Way of Progress New Letter of Law to Protect Both Status-Quo and New Claims Utility Stranded Asset Scramble ISO Formation; Weak Mergers Actual Vs. Contract Transmission Path

Phase 2 - Massive Deregulation Cause and Timing Asymmetry Causes "Chain Reaction" of Economic, Political Pressure Customer Sees Options; Forms Expectations Gas Impact on Economy, Not Electric Regulator Sees Work As Transient of Inevitable Legislative Activity To Reverse Rules Utility Reevaluates Business Focus Conserve Cash not Market Segment Can't Win/Survive on Defense

Phase 3 - Electric Utility Divestiture Cause and Timing Conflicts Erupt Across Market Segments (Marketing Options / Risk Levels) Customer The Break Between Old Way and New Marketer/Broker Options Regulator Overwhelmed by ISO/Market Details Utility (Electric/Gas) Merges For "Market Security" or Passively Breaks-Up Electric Utility Consolidation Gaming Begins Plan Exit if Necessary Generation Transmission Distribution Mktg

Phase 4 - Market Gaming Cause and Timing Rules and "Fair Players" Provide Great Opportunities As Soon As Phase 1 Falters. Customer Initial Price Drops; Acquires Averaged Bills Regulator Actual Vs. Contract Path Melt-Down Minimal Rules to Localize Impact Within Generation Utility Surprise - it works once Increasing Revenue Volatility "Low Cost" Suppliers Face "Unfair" Tactics

Phase 4 - Market Gaming Overbuild Despite Excess Capacity (Increases Reliability But Ends IRP/DSM Rules) Put Big Generation Online Early So Other Generators Can't Get on Degraded Transmission System. Double Book Transmission & Generation Capacity Firm & Spot With Options; Over Contract for Distribution Put on Plant at Below Marginal Costs to Distort Dispatch and Make Later Costly Plant Profitable Have "Sudden" Outage of Plant So Spot Market Plants More Profitable (ISO Needs Autonomy Power) Move Plants to Secondary Markets or Make Unavailable to Increase Prices in Primary Market (Rules Hurt) Prices Vary by Factor of 1000 in UK/US but Average Is Low.

Phase 5 - Reregulation Cause and Timing Damaged Utilities & Customers Revolt As Gaming Takes "Big "Casualties, Six Months to Peak Customer Options Restricted Regulator (Financial) Small Number of "Bank" Rules Old Regime Rules Gone Utility Assets Are Re-Priced National ISO/Grid, Nuclear Dumping

Phase 6 - Industry Consolidation Cause and Timing Phase 5 Locks in Advantages Starts in Phase 2 Customer Prices Rise, Few Real Choices Industry Cost Still Improved Aggregation Imperative Regulator Only Abusive Anti-Trust Issues Utility Industry Reintegration Less Price Volatility 5 National "Companies," Many Small Niche Players

Historically Anticipated Recent US Events $0 to $7500/MWh Price Volatility UK "Purchase" of US Utilities Re-determination of Stranded Investments (does not mean "resisting restructuring") Re-definition of ISO and Transmission Rules Privatization of Public Power Utility Bankruptcy Seminars

Summary Indications From Simulation and Experience Only Five major Companies in Any Commodity Roughly Five Year Transition (Peak to Peak) Unavoidable Regulatory Loop-Holes Create Market Volatility Regulators Must React Under Pressure No Leveling Playing Field Is Possible: Rules Change With Conditions Need to Maximize Competitive Pressure Requires New Perspective of Anti-Trust